Other Gains, Net	12 Months Ended
Dec. 31, 2022
Other gains, net [Abstract]
Other gains, net
25	Other gains, net

		Year ended December 31,
	Note	2020	2021	2022
		RMB	RMB	RMB

Net gains on confiscated credit risk mitigation positions	(i)	13,446,619	12,733,681	71,380,536
Profits/(losses) from fair value changes	(ii)	56,773	1,101,669	(362,855)
Foreign exchange (losses)/gains	(iii)	(5,345,004)	786,080	7,355,135
Net loss on disposal of property and equipment		(2,868)	(328,262)	(30,742)
Mortgage agency service revenue		511,500	-	-
Others		1,093,452	7,768,674	11,571,964
Total		9,760,472	22,061,842	89,914,038

(i)	Sales partners provide CRMPs as security deposits. Pursuant to the collaboration agreements if the debtor’s loan principal repayments or accrued interests are past due or the loan is in default, sales partners are obliged to fulfill their guaranteed responsibility by selecting among different approaches, otherwise the CRMPs deposited by sales partners are confiscated by the Group, refer to Note 1

(ii)	Profits/(losses) from fair value changes refers to gains or losses resulting from changes in the fair value of investment securities.

(iii)	The changes of foreign exchange gain/(loss) are mainly due to exchange rate changes in cash and cash equivalents held by the Group, including US dollar account and Hong Kong dollar account. The Group recorded a foreign exchange gain as RMB7,355,135 in 2022, an increase of RMB6,569,055 compared with that in 2021. The gain is mainly due to the increase of the exchange rate between Hong Kong dollar and RMB and the US dollar against RMB.